UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2018
_______________________________________
Aerojet Rocketdyne Holdings, Inc.
    (Exact name of registrant as specified in charter)

Delaware	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 N. Sepulveda Blvd., Suite 500 El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 252-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 13, 2018, Aerojet Rocketdyne Holdings, Inc. (the “Company”) entered into an amended and restated employment agreement (the “Amended and Restated Agreement”) with Eileen Drake, pursuant to which Ms. Drake agreed to continue to serve as the Company’s CEO and President. The Amended and Restated Agreement has an initial one-year term, which will be automatically extended, upon the same terms and conditions, for successive one-year periods unless either party, at least 60 days prior to the expiration of the then-current term, gives written notice to the other of its intention not to renew such employment.
The Amended and Restated Agreement provides that Ms. Drake will receive an annual base salary increase from $728,000 to $825,000 with such base salary increase effective March 24, 2018. Additionally, the Amended and Restated Agreement provides to Ms. Drake, among other things: (i) an annual bonus based on a target opportunity pursuant to the Company’s Annual Incentive Plan which shall be adopted annually by the Company’s Board of Directors (currently at 100% of annual base salary); and (ii) annual equity awards based on a target opportunity of 345.5% of annual base salary (increased from 200%).
The foregoing description of the Amended and Restated Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated as of March 13, 2018, between Aerojet Rocketdyne Holdings, Inc. and Eileen Drake.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 16, 2018	AEROJET ROCKETDYNE HOLDINGS, INC.

	By:	/s/ Arjun L. Kampani
	Name:	Arjun L. Kampani
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated as of March 13, 2018, between Aerojet Rocketdyne Holdings, Inc. and Eileen Drake.